UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2005

URS Corporation

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer
Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.

     (a) On June 6, 2005, URS Corporation (the “Company”) and its Subsidiary Guarantors entered into a Limited Waiver (the “Limited Waiver”) to its Credit Agreement, dated as of August 22, 2002, as amended to date, with Credit Suisse, as administrative agent, and other financial institutions, as lenders. The Limited Waiver permits the Company, for a 180-day period, to use the net proceeds from the sale of the Company’s common stock as described below, together with cash and borrowings, as necessary, to repurchase the Company’s outstanding $130 million aggregate principal amount of 11 1/2% Senior Notes due 2009. The foregoing description of the Limited Waiver is qualified in its entirety by reference to Exhibit 10.1 below.

     (b) On June 8, 2005, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which the Company issued and sold to the Underwriters 3,636,721 shares of the Company’s common stock (the “Shares”). The Company has granted to the Underwriters an option to purchase up to 363,672 shares of common stock to cover over-allotments, if any. The Underwriting Agreement is attached hereto as Exhibit 10.2.

     Attached as Exhibit 5.1 to this Form 8-K is the opinion of Cooley Godward LLP relating to the legality of the Shares.

Item 7.01 Regulation FD Disclosure.

     A copy of the press release, entitled “URS Corporation Announces Pricing of Offering of 3,636,721 Shares of Common Stock; Proceeds to Be Used for Repurchase of Outstanding 11 1/2% Notes,” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

5.1	Opinion of Cooley Godward LLP.

10.1	Limited Waiver entered into by and among URS Corporation and its Subsidiary Guarantors, Credit Suisse, as administrative agent, and other financial institutions, as lenders.

10.2	Underwriting Agreement, dated June 8, 2005, by and among the Company, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

99.1	Press Release, dated June 9, 2005, entitled “URS Corporation Announces Pricing of Offering of 3,636,721 Shares Of Common Stock; Proceeds to Be Used for Repurchase of Outstanding 11 1/2% Notes.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: June 9, 2005	By:	/s/ Reed N. Brimhall

Reed N. Brimhall
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

5.1	Opinion of Cooley Godward LLP.

10.1	Limited Waiver entered into by and among URS Corporation and its Subsidiary Guarantors, Credit Suisse, as administrative agent, and other financial institutions, as lenders.

10.2	Underwriting Agreement, dated June 8, 2005, by and among URS Corporation, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.

23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

99.1	Press Release, dated June 9, 2005, entitled “URS Corporation Announces Pricing of Offering of 3,636,721 Shares Of Common Stock; Proceeds to Be Used for Repurchase of Outstanding 11 1/2% Notes.”